UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 17, 2023

YOSHIHARU GLOBAL CO.

(Exact name of registrant as specified in its charter)

Delaware	001-41494	87-3941448
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6940 Beach Blvd., Suite D-705, Buena Park, CA	90621
(Address of principal executive offices)	(Zip Code)

(714) 694-2403

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	YOSH	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Director

On February 17, 2023, the Board of Directors (the “Board”) of Yoshiharu Global Co., a Delaware corporation (the “Company”) accepted independent director Helen Lee’s formal resignation, effective immediately. Ms. Lee’s decision to resign was not due to any disagreement with the Company on any matter relating to the Company’s operations, policies or practices (financial or otherwise).

Appointment of Director

On February 17, 2023, the Board appointed Ms. Harinne Kim as a director of the Company, effective immediately, to fill the vacancy created by Helen Lee’s resignation, with a term expiring at our annual meeting of stockholders in 2023 or until her successor is duly elected and qualified or until her earlier resignation, removal or death. Ms. Kim will serve as a member of the Audit Committee of the Board and as a member of the Compensation Committee of the Board. The Board’s Audit Committee membership now consists of Jay Kim, Yusil Yeo (Chair) and Harinne Kim. The Board’s Compensation Committee membership now consists of Jay Kim (Chair) and Harinne Kim.

Ms. Kim will receive compensation equal to $24,000 per annum for her service as a non-employee director. There is no arrangement or understanding between Ms. Kim and any other person pursuant to which she was selected as a director. Ms. Kim does not have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(a) Not applicable

(b) Not applicable

(c) Not applicable

(d) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YOSHIHARU GLOBAL CO.

By:	/s/ James Chae
Name:	James Chae
Title:	Chief Executive Officer
Date:	February 22, 2023